Exhibit 10.3
CONSENT AND AGREEMENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT
CONSENT AND AGREEMENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made as of May 20, 2021, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), lenders party thereto (each of such lenders, together with its successors and permitted assigns, collectively, “Lender”), and SEASPINE HOLDINGS CORPORATION, a Delaware corporation (“Parent”), as Parent and as Guarantor, SEASPINE ORTHOPEDICS CORPORATION, a Delaware corporation (“SeaSpine Orthopedics“), SEASPINE, INC., a Delaware corporation (“SeaSpine Inc.”), ISOTIS, INC., a Delaware corporation (“IsoTis Inc.”), SEASPINE SALES LLC, a Delaware limited liability company (“SeaSpine Sales”), THEKEN SPINE, LLC, an Ohio limited liability company (“Theken Spine”), and ISOTIS ORTHOBIOLOGICS, INC., a Washington corporation (“IsoTis OrthoBiologics”; together with SeaSpine Orthopedics, SeaSpine Inc., IsoTis Inc., Theken Spine, and SeaSpine Sales, each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Unless otherwise provided herein, capitalized terms used but not defined in this Agreement shall have the meanings that are set forth in the Credit Agreement referred to below.
RECITALS
A.    Pursuant to that certain Amended and Restated Credit Agreement dated as of July 27, 2018, by and among Parent, Borrowers, Agent and Lender, as amended by that certain Consent Under and First Amendment to Amended and Restated Credit Agreement dated as of April 24, 2020, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 24, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Credit Agreement”), Lender agreed to make available to Borrowers a secured revolving loan facility.
B.    Pursuant to that certain Guaranty and Security Agreement by and among Borrowers party thereto, certain other Guarantors party thereto, and Agent dated as of December 24, 2015 (as amended, restated, modified or supplemented from time to time, the “Security Agreement”), Parent and Existing Borrowers granted a first priority perfect Lien in their assets to Agent for the benefit of itself and the other Lenders.
C.    Borrowers have requested that Agent and Lenders (i) waive the Existing Event of Default as defined below, and (ii) consent to (x) the formation of Project Maple Leaf Acquisition ULC, an unlimited liability company incorporated under the laws of the Province of British Columbia (“Maple Leaf”), by Seaspine Orthopedics Intermediate Co, Inc., a Delaware corporation (“Seaspine Ortho Intermediate”), a wholly owned Subsidiary of Seaspine Orthopedics, (y) the subsequent purchase by Maple Leaf of the shares of 7D Surgical, Inc. and (z) the subsequent amalgamation of Maple Leaf and 7D Surgical, Inc., in each case pursuant to and in accordance with the terms and provisions of the Arrangement Agreement dated as of March 22, 2021 (collectively, the “Maple Leaf Acquisition”).

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Consent. Agent and Lenders hereby (i) consent to the Maple Leaf Acquisition subject to the terms and conditions of this Agreement, and (ii) agree to extend the deadline set forth in Section 5.11 of the Credit Agreement to join Seaspine Ortho Intermediate as a Borrower under the Credit Agreement until August 20, 2021 (unless such date is extended, in writing (which may be via email), by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group), pursuant to and in accordance with the terms and conditions of this Agreement.

2.Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, and in consideration of the consent set forth in Section 1, and as inducement for Lenders to continue to make Loans to Borrowers, the Loan Parties hereby consent and agree to satisfy each the following conditions on or prior to August 20, 2021 (unless such date is extended, in writing (which may be via email), by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group): (A)(i) Parent and Borrower shall cause each of Seaspine Ortho Intermediate, 7D Surgical USA Inc., a Delaware corporation (“7D USA”), and 7D Surgical ULC (BC) (“7D Canadian”) to be joined as Borrowers under the Credit Agreement, and (ii) Parent and Borrowers shall deliver to Agent a duly executed joinder to the Credit Agreement and joinder to the Security Agreement, in each case, together with such other Loan Documents, security agreements, instruments and certificates (including any required security agreements under Canadian law) as reasonably requested by Agent and as otherwise required to provide Agent a first priority perfected security interest in all of the property and assets of Seaspine Ortho Intermediate, 7D USA and 7D Canadian, and (B)(i) Parent and Borrower shall cause Project Maple Leaf Holdings ULC (“Maple Leaf”) to become a secured guarantor of the Obligations and a  “Loan Party” under the Credit Agreement and under each other Loan Document to the extent applicable, and (ii) Parent and Borrower shall deliver to Agent any Loan Documents or required security agreements, instruments and certificates (including any security agreements required under Canadian law) as reasonably requested by Agent and as otherwise required to provide a guaranty in favor of Agent of all of the obligations, liabilities and indemnities of Parent and Borrower under the Credit Agreement and the other Loan Documents (including the Obligations) secured by a properly perfected first priority security interest and Lien in all of Maple Leaf’s property and assets in favor of Agent. The failure by Loan Parties to so perform or cause to be performed any one of the following conditions set forth in this Section 3 on or before August 20, 2021 (unless such date is extended, in writing (which may be via email), by Agent, which Agent may do without obtaining the consent of the other members of the Lender Group), shall constitute an immediate Event of Default under the Credit Agreement.
3.Confirmation of Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and Lender, on a joint and several basis, that, as of the date hereof:

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(a)The representations and warranties set forth in the Credit Agreement and in the other Loan Documents, each as amended to date, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as the date hereof, with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date.
(b)This Agreement and each other document delivered by it in connection herewith has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)The execution, delivery and performance of this Agreement has been duly authorized by all requisite limited liability company, partnership or corporate action, as applicable, on the part of each Loan Party. This Agreement and each other document delivered by it in connection herewith has been duly authorized, executed and delivered to Agent by each Borrower and each is enforceable in accordance with its terms and is in full force and effect.
(d)No Default or Event of Default (other than the Existing Event of Default) has occurred and is continuing on and as of the date hereof or would exist upon the consummation of the transactions contemplated by this Agreement.
4.Costs and Fees. In consideration of Agent and Lender agreeing to amend the Credit Agreement, Borrowers shall be responsible for the payment of all reasonable fees of Agent’s outside counsel (internal and external) incurred in connection with the preparation of this Agreement and any related documents.
5.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or the other Loan Documents or any of Agent’s or Lender’s rights and remedies in respect of such defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement or the other Loan Documents. This Agreement cannot be amended without the prior written consent of Agent.

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6.Miscellaneous.
(a)Continuing Effect of Credit Agreement; Conflicts. Except as expressly modified pursuant hereto, no other changes or modifications to the Credit Agreement or the Loan Documents are intended or implied by this Agreement and in all other respects the Credit Agreement and the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Agreement, the Credit Agreement and the Loan Documents, the terms of this Agreement shall govern and control.
(b)Further Assurances. At Loan Parties’ expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be reasonably requested by any other party hereto to effectuate the provisions and purposes of this Agreement.
(c)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
(d)Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of each Loan Party made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Agent or Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lender to rely upon them.
(e)Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.
(f)Reviewed by Attorneys. Each Loan Party hereby represents and warrants to Agent and Lender that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement and have this Agreement reviewed by, such attorneys and other Persons as such Guarantor or any such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that none of this Agreement or the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and all of the other documents executed pursuant hereto or in connection herewith.
(g)Relationship. Each Loan Party hereby agrees that the relationship among Agent and Lender, on the one hand, and each Loan Party, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. Neither this Agreement nor any of the other Loan Documents constitute a partnership agreement, or any other association among Agent and Lender, on the one hand, and each Loan Party, on the other hand. Each Loan Party acknowledges that Agent and Lender have acted at all times only as a creditor to each Loan

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Party within the normal and usual scope of the activities normally undertaken by a creditor and in no event has Agent or Lender attempted to exercise any control over the Loan Parties or their respective businesses or affairs. Each Loan Party further acknowledges that Agent and Lender have not taken or failed to take any action under or in connection with its respective rights under the Credit Agreement and the Loan Documents that in any way or to any extent has interfered with or adversely affects any ownership of Collateral by any Loan Party.
(h)Acknowledgement and Reaffirmation. Except as expressly set forth herein, this Agreement (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of Agent and Lender under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Loan Documents. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date hereof, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Agreement. Each Loan Party hereby consents to this Agreement and confirm that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.
(i)Release; No Action, Claims, Etc. In consideration of Agent’s and Lender’s willingness to enter into this Agreement, each of the Loan Parties hereby releases and forever discharges Agent and Lender and each of Agent’s and Lender’s predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents through the date of this Agreement, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Borrower may have or claim to have against Agent and/or Lender. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against Agent and/or Lender, or any of Agent’s and/or Lender’s officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
(j)Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same

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agreement. Receipt by telecopy, facsimile or email transmission of any executed signature page to this Agreement shall constitute effective delivery of such signature page.
(k)Interpretation. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
(l)Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(m)Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.
(n)CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; BINDING EFFECT. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; BINDING EFFECT SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
[SIGNATURE PAGES FOLLOW]

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(Signature Page to Consent and Agreement Under Amended and Restated Credit Agreement)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

PARENT AND GUARANTOR: SEASPINE HOLDINGS CORPORATION, a Delaware corporation By: /s/ John Bostjancic John Bostjancic Chief Financial Officer
BORROWERS: SEASPINE ORTHOPEDICS CORPORATION, a Delaware corporation By: /s/ John Bostjancic John Bostjancic Chief Financial Officer
SEASPINE, INC., a Delaware corporation By: /s/ John Bostjancic John Bostjancic Chief Financial Officer
ISOTIS, INC., a Delaware corporation By: /s/ John Bostjancic John Bostjancic Chief Financial Officer
SEASPINE SALES LLC, a Delaware limited liability company By: SeaSpine, Inc., its sole member By: /s/ John Bostjancic John Bostjancic Chief Financial Officer

(Signature Page to Consent and Agreement Under Amended and Restated Credit Agreement)

ISOTIS ORTHOBIOLOGICS, INC., a Washington corporation By: /s/ John Bostjancic John Bostjancic Chief Financial Officer
THEKEN SPINE, LLC, an Ohio limited liability company By: SeaSpine Orthopedics Corporation, its sole member By: /s/ John Bostjancic John Bostjancic Chief Financial Officer

AGENT AND A LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: /s/ Rina Shinoda Name: Rina Shinoda Title: Authorized Signatory